LOAN AGREEMENT




                                     BETWEEN




                       FLEET NATIONAL BANK, AS THE LENDER




                                       AND




                    MEDIS TECHNOLOGIES LTD., AS THE BORROWER






                                            DATED AS OF: DECEMBER 29, 2000


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

                             TABLE OF CONTENTS

                                                                                                        PAGE


ARTICLE 1         DEFINITIONS............................................................................1
---------         -----------
         SECTION 1.1.      DEFINED TERMS.................................................................1
         ------------      -------------
         SECTION 1.2.      ACCOUNTING TERMS..............................................................9
         ------------      ----------------
         SECTION 1.3.      RULES OF INTERPRETATION......................................................10
         ------------      -----------------------

ARTICLE 2         AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT.......................................10
---------         -----------------------------------------------
         SECTION 2.1.      REVOLVING CREDIT COMMITMENT..................................................10
         ------------      ---------------------------
         SECTION 2.2.      REVOLVING CREDIT NOTE........................................................11
         ------------      ---------------------
         SECTION 2.3.      PROCEDURE FOR BORROWINGS.....................................................11
         ------------      ------------------------
         SECTION 2.4.      RELEASE OF INDIVIDUAL GUARANTORS, MORTGAGE AND ASSIGNMENT OF
         ------------      -------------------------------------------------------------
                           LEASES.......................................................................12
                           ------
         SECTION 2.5.      COMMITMENT FEE...............................................................12
         ------------      --------------
         SECTION 2.6.      REGULATORY CHANGES IN CAPITAL REQUIREMENTS...................................13
         ------------      ------------------------------------------
         SECTION 2.7.      TERMINATION OR REDUCTION OF COMMITMENT.......................................13
         ------------      --------------------------------------
         SECTION 2.8.      RECORDATION OF ASSIGNMENT OF LEASES AND MORTGAGES............................14
         ------------      -------------------------------------------------
         SECTION 2.9.      CONTINUATION AND CONVERSION OF LOANS.........................................14
         ------------      ------------------------------------
         SECTION 2.10.     PREPAYMENT...................................................................15
         -------------     ----------
         SECTION 2.11.     INTEREST PAYMENTS; MANNER OF PAYMENTS; RATE AFTER DEFAULT;
         -------------     -----------------------------------------------------------
                           SCHEDULE TO NOTE.............................................................15
                           ----------------
         SECTION 2.12.     USE OF PROCEEDS..............................................................17
         -------------     ---------------
         SECTION 2.13.     INCREASED COSTS..............................................................17
         -------------     ---------------
         SECTION 2.14.     YIELD MAINTENANCE............................................................18
         -------------     -----------------
         SECTION 2.15.     ALTERNATE RATE OF INTEREST...................................................18
         -------------     --------------------------
         SECTION 2.16.     CHANGE IN LEGALITY...........................................................19
         -------------     ------------------

ARTICLE 3         REPRESENTATIONS AND WARRANTIES........................................................19
---------         ------------------------------
         SECTION 3.1.      FINANCIAL CONDITION..........................................................19
         ------------      -------------------
         SECTION 3.2.      CORPORATE EXISTENCE; COMPLIANCE WITH LAW.....................................20
         ------------      ----------------------------------------
         SECTION 3.3.      CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS......................20
         ------------      -------------------------------------------------------
         SECTION 3.4.      POWER, AUTHORIZATION, ENFORCEABLE OBLIGATIONS OF GUARANTORS..................21
         ------------      -----------------------------------------------------------
         SECTION 3.5.      NO LEGAL BAR.................................................................21
         ------------      ------------
         SECTION 3.6.      NO MATERIAL LITIGATION.......................................................21
         ------------      ----------------------
         SECTION 3.7.      NO DEFAULT...................................................................22
         ------------      ----------
         SECTION 3.8.      NO BURDENSOME RESTRICTIONS...................................................22
         ------------      --------------------------
         SECTION 3.9.      TAXES........................................................................22
         ------------      -----
         SECTION 3.10.     FEDERAL REGULATIONS..........................................................22
         -------------     -------------------
         SECTION 3.11.     ENVIRONMENTAL MATTERS........................................................22
         -------------     ---------------------
         SECTION 3.12.     RESERVED.....................................................................23
         -------------     --------
         SECTION 3.13.     PROPERTIES, PRIORITY OF LIENS................................................23
         -------------     -----------------------------
         SECTION 3.14.     NAME CHANGES, MERGERS, ACQUISITIONS; LOCATION OF COLLATERAL..................23
         -------------     -----------------------------------------------------------
         SECTION 3.15.     CONDITION OF ASSETS..........................................................23
         -------------     -------------------
         SECTION 3.16.     ERISA........................................................................24
         -------------     -----

ARTICLE 4         CONDITIONS PRECEDENT..................................................................25
---------         --------------------
         SECTION 4.1.      CONDITIONS TO INITIAL EXTENSIONS OF CREDIT...................................25
         ------------      ------------------------------------------
         SECTION 4.2.      CONDITIONS TO ALL EXTENSIONS OF CREDIT.......................................27
         ------------      --------------------------------------

ARTICLE 5         AFFIRMATIVE COVENANTS.................................................................28
---------         ---------------------
         SECTION 5.1.      CORPORATE EXISTENCE AND QUALIFICATION........................................28
         ------------      -------------------------------------
         SECTION 5.2.      FINANCIAL INFORMATION AND COMPLIANCE CERTIFICATES............................28
         ------------      -------------------------------------------------
         SECTION 5.3.      INSURANCE....................................................................30
         ------------      ---------
         SECTION 5.4.      PRESERVATION OF PROPERTIES; COMPLIANCE WITH LAW..............................30
         ------------      -----------------------------------------------
         SECTION 5.5.      TAXES........................................................................30
         ------------      -----
         SECTION 5.6.      MAINTAIN OPERATING ACCOUNTS; INVESTMENT OF SUBSEQUENT OFFERING
         ------------      ---------------------------------------------------------------
                           PROCEEDS.....................................................................30
                           --------
         SECTION 5.7.      NOTICE OF LITIGATION.........................................................30
         ------------      --------------------
         SECTION 5.8.      INDEMNITY (ENVIRONMENTAL MATTERS)............................................31
         ------------      ---------------------------------
         SECTION 5.9.      CASH COLLATERAL..............................................................31
         ------------      ---------------

ARTICLE 6         RESERVED 31

ARTICLE 7         NEGATIVE COVENANTS....................................................................31
---------         ------------------
         SECTION 7.1.      INDEBTEDNESS FOR BORROWED MONEY..............................................31
         ------------      -------------------------------
         SECTION 7.2.      MERGERS, ACQUISITIONS AND SALES OF ASSETS....................................32
         ------------      -----------------------------------------
         SECTION 7.3.      INVESTMENTS..................................................................32
         ------------      -----------
         SECTION 7.4.      LIENS........................................................................33
         ------------      -----
         SECTION 7.5.      CONTINGENT LIABILITIES.......................................................33
         ------------      ----------------------
         SECTION 7.6.      DIVIDENDS....................................................................33
         ------------      ---------
         SECTION 7.7.      SALES OF RECEIVABLES; SALE - LEASEBACKS......................................33
         ------------      ---------------------------------------
         SECTION 7.8.      DOUBLE NEGATIVE PLEDGE.......................................................34
         ------------      -----------------------
         SECTION 7.9.      RESERVED.....................................................................34
         ------------      --------
         SECTION 7.10.     NATURE OF BUSINESS...........................................................34
         -------------     ------------------
         SECTION 7.11.     STOCK OF SUBSIDIARIES........................................................34
         -------------     ---------------------
         SECTION 7.12.     ERISA........................................................................34
         -------------     -----
         SECTION 7.13.     ACCOUNTING CHANGES...........................................................34
         -------------     ------------------
         SECTION 7.14.     TRANSACTIONS WITH AFFILIATES.................................................34
         -------------     ----------------------------
         SECTION 7.15.     REGULATION U.................................................................35
         -------------     ------------

ARTICLE 8         EVENTS OF DEFAULT; REMEDIES...........................................................35
---------         ---------------------------
         SECTION 8.1.      EVENTS OF DEFAULT............................................................35
         ------------      -----------------
         SECTION 8.2.      REMEDIES.....................................................................37
         ------------      --------

ARTICLE 9         COLLATERAL SECURITY...................................................................38
---------         -------------------
         SECTION 9.1.      GENERAL LOAN AND COLLATERAL AGREEMENT........................................38
         ------------      -------------------------------------
         SECTION 9.2.      ADDITIONAL COLLATERAL SECURITY...............................................38
         ------------      ------------------------------

ARTICLE 10        MISCELLANEOUS.........................................................................38
----------        -------------
         SECTION 10.1.     NOTICES......................................................................38
         -------------     -------
         SECTION 10.2.     NO WAIVER; CUMULATIVE REMEDIES...............................................39
         -------------     ------------------------------
         SECTION 10.3.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................................39
         -------------     ------------------------------------------
         SECTION 10.4.     PAYMENT OF EXPENSES; EXAMINATION.............................................39
         -------------     --------------------------------
         SECTION 10.5.     WAIVER OF JURY TRIAL, SET-OFF AND COUNTERCLAIM...............................40
         -------------     ----------------------------------------------
         SECTION 10.6.     WAIVER OF AUTOMATIC STAY.....................................................41
         -------------     ------------------------
         SECTION 10.7.     LIMITATION OF LIABILITY......................................................41
         -------------     -----------------------
         SECTION 10.8.     MODIFICATION AND WAIVER......................................................42
         -------------     -----------------------
         SECTION 10.9.     SUCCESSORS AND ASSIGNS.......................................................42
         -------------     ----------------------
         SECTION 10.10.    GOVERNING LAW; CONSENT TO JURISDICTION.......................................43
         --------------    --------------------------------------
         SECTION 10.11.    ENTIRE AGREEMENT.............................................................43
         --------------    ----------------
         SECTION 10.12.    INTEREST ADJUSTMENT..........................................................44
         --------------    --------------------
         SECTION 10.13.    PLEDGE TO FEDERAL RESERVE....................................................44
         --------------    -------------------------
         SECTION 10.14.    LOST NOTES...................................................................44
         --------------    ----------
         SECTION 10.15.    EFFECTIVE DATE...............................................................45
         --------------    --------------
         SECTION 10.16.    NO WAIVER ACTION.............................................................45
         --------------    ----------------
         SECTION 10.17.    SEVERABILITY.................................................................45
         --------------    ------------
         SECTION 10.18.    COUNTERPARTS.................................................................46
         --------------    ------------

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EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A - Form of Revolving Credit Note
Exhibit B - Legal Opinion Matters
Exhibit C - Form of Guarantee
Exhibit D - Form of Assignment of Leases
Exhibit E - Form of Mortgage

SCHEDULES

Schedule 3.1   - Subsidiaries; Capitalization and Owners of Capital Stock
Schedule 3.14 - Name Changes
Schedule 7.13   - Accounting Changes





         Loan Agreement dated as of December 29, 2000 between MEDIS TECHNOLOGIES LTD., a Delaware corporation with its chief place of business at 805 Third Avenue, New York, New York 10022 (the "Borrower") and FLEET NATIONAL BANK, a national banking association, 1185 Avenue of the Americas, New York, New York 10036 (the "Bank").

         The parties hereto hereby agree as follows:

ARTICLE 1         DEFINITIONS

         SECTION 1.1. DEFINED TERMS

As used herein the following terms shall have the following meanings:

         "AFFILIATE"  as  applied  to any  Person  shall  mean any other  Person directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AFFILIATE ADVANCES" shall mean, as to the Borrower, all loans, advances and other distributions to and Investments in any officer, director, employee, Affiliate and/or Subsidiary of the Borrower.

         "AGREEMENT" shall mean this Loan Agreement, as the same from time to time may be amended, supplemented or modified.

         "ASSIGNMENT OF LEASES" shall mean an Assignment of Leases and Rents by the Partnership Guarantor in favor of the Bank with respect to any and all leases on the Premises, including without limitation that certain lease between the Partnership Guarantor and the Trump Plaza Hotel and Casino substantially in the form of Exhibit D hereto, as the same may be amended, modified, supplement or replaced from time to time.

         "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York are required or permitted by law to remain closed, except that "Business Day" in the context of a specific city shall mean any date on which commercial banks are open for business in that city.

         "CAPITAL STOCK" shall mean, as to any Person, all shares, interests, partnership interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person's equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

         "CAPITALIZED LEASE OBLIGATIONS" shall mean as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CASH COLLATERAL" shall mean any of the following property in the possession of the Bank and subject to a first priority perfected Lien in favor of the Bank:

                       (i)   cash;

                       (ii) obligations issued or guaranteed by the United States of America with maturities of one year or less;

                       (iii) certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000; and

                       (iv) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof.

         "CASH COLLATERAL EFFECTIVE DATE" shall mean the first Business Day after the consummation of the Subsequent Offering that the Bank obtains a first priority perfected Lien on Cash Collateral in an amount not less than 100% of the then aggregate principal balance of all outstanding Loans.

         "CHANGE OF CONTROL" shall mean any one or more of the following events:
(i) the Individual Guarantors and their Affiliates shall fail to beneficially own collectively at least 15% of the Voting Shares of the Borrower, (ii) any change in the ownership of the Voting Shares of the Partnership Guarantor, (iii) the Individual Guarantors and their Affiliates shall fail to beneficially own collectively at least 90% of the Voting Shares of Stanoff Corp., excluding transfers as gifts, transfers to Affiliates and other transfers made in connection with estate planning; PROVIDED, THAT, after giving effect to such transfers the Individual Guarantors and their Affiliates continue to beneficially own collectively at least 60% of the Voting Shares thereof, or (iv) should Howard Weingrow and Robert K. Lifton both cease (whether due to retirement, disability, death or otherwise) to exercise the managerial policy-making responsibilities which on the date hereof they now hold, serve in or exercise with or on behalf of the Borrower, the Partnership Guarantor and/or Stanoff Corp.

         "COLLATERAL" shall mean the collateral described in Article 9 of this Agreement.

         "COMMITMENT" shall mean the obligation of the Bank to make Loans to the Borrower during the Commitment Period pursuant to the terms hereof as such Commitment is defined in Section 2.1 hereof and as subject to reduction in accordance with the terms hereof.

         "COMMITMENT PERIOD" shall mean the period from and including the date of this Agreement to and including the Termination Date or such earlier date as the Commitment shall terminate as provided herein.

         "CONTRACTUAL OBLIGATIONS" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTROLLED" and "CONTROL" shall mean any partnership, corporation or other entity of which the Borrower, alone, or the Borrower and/or one or more of its Subsidiaries, either has the power to direct the management thereof or the power to direct at least a majority of the voting interests.

         "COST OF FUNDS" shall mean the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank.

         "DEFAULT" shall mean any of the events specified in this Agreement under "Events of Default", whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "DOLLARS" and "$" shall mean dollars in lawful currency of the United States of America.

         "EFFECTIVE DATE" shall have the meaning set forth in Section 10.15 hereof.

         "ENVIRONMENTAL LAWS" shall mean any federal, state or local statute or regulation relating to hazardous or toxic wastes or substances or the removal thereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EVENT OF DEFAULT" shall mean any of the events specified in this Agreement under "Events of Default", provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "EXECUTOR INSTRUCTIONS" shall mean the following writings satisfactory to the Bank: (i) a letter executed by each Individual Guarantor whereby each such Individual Guarantor directs his executor to pledge Cash Collateral to satisfy the requirements of Sections 2.1(i)(C) and 8.1(j) of this Agreement prior to making any other distribution (which letter shall be agreed to by such executor) under his respective Last Will and Testament, (ii) a certification to the Bank whereby each Individual Guarantor certifies that the executor named in the letter provided under subparagraph (i) of this definition is the current executor of his Last Will and Testament and (iii) a certification to the Bank whereby each Individual Guarantor agrees not to change such executor without a letter of the type described in subparagraph (i) of this definition being furnished to, and agreed to by, such replacement executor.

         "FLUCTUATING RATE LOANS" shall mean Loans hereunder that bear interest at a rate of interest based upon the Prime Rate plus the applicable margin, if indicated.

         "GAAP" shall mean generally accepted accounting principles applied in a manner consistent with that employed in the preparation of the financial statements described in Section 3.1.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

         "GUARANTEES" shall mean the guarantees to be executed by the Guarantors substantially in the form of Exhibit C hereto.

         "GUARANTORS" shall mean Plaza Hotel Management Company, a New Jersey general partnership (the "Partnership Guarantor") and Howard Weingrow and Robert
K. Lifton (collectively the "Individual Guarantors").

         "INDEBTEDNESS" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person for the deferred purchase price of property or services, except current accounts payable and trade liabilities arising in the ordinary course of business and not overdue beyond such period as is commercially reasonable for such Person's business, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all payment obligations of such Person with respect to interest rate or currency protection agreements, (f) all obligations of such Person as an account party under any letter of credit or in respect of bankers' acceptances,
(g) all obligations of any third party secured by property or assets of such Person (regardless of whether or not such Person is liable for repayment of such obligations), (h) all guarantees of such Person and (i) the redemption price of all redeemable preferred stock of such Person, but only to the extent that such stock is redeemable at the option of the holder or requires sinking fund or similar payments at any time prior to the Termination Date.

         "INDIVIDUAL   GUARANTORS"  shall  have  the  meaning  set  forth  under
"Guarantors".

         "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

         "INTEREST PERIOD" shall mean any period during which a Loan bears interest at a rate based on LIBOR as elected by the Borrower in accordance with the terms of this Agreement.

                  (a) If any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless such Interest Period is with respect to a LIBOR Loan and the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

                  (b) No Interest Period shall extend beyond a stated Maturity Date.

         "INVESTMENTS" shall mean any loan or advance of money, credit or property to or investment in (by capital contribution, loan, purchase or otherwise) any firm, corporation, or other Person.

         "LIBOR" shall mean, as applicable to any LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m.(London
Time), on the day that is two (2) London Business Days prior to the beginning of such Interest Period. If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Business Days preceding the first day of such LIBOR Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for the date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Business Days preceding the first day of such LIBOR Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

         "LIBOR LOANS" shall mean Loans hereunder that bear interest for the Interest Period applicable thereto at a rate of interest based upon LIBOR.

         "LIEN" shall mean any mortgage, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

         "LOAN" or "LOANS"  shall  have the  meaning  set forth in  Section  2.1 hereof.

         "LOAN DOCUMENTS" shall mean this Agreement, the Note, the Guarantees, each Security Document and each document, agreement and instrument executed in connection herewith or pursuant hereto or in connection with or pursuant to any of the foregoing, together with each document, agreement and instrument made by the Borrower or any Guarantor with or in favor of or owing to the Bank.

         "MANAGING PERSON" shall mean with respect to any Person that is (i) a corporation, its board of directors, (ii) a limited liability company, its board of control, managing member or members, (iii) a limited partnership, its general partner, (iv) a general partnership or a limited liability partnership, its managing partner or executive committee or (v) any other Person, the managing body thereof or other Person analogous to the foregoing.

         "MATURITY DATE" shall mean the date that all or a portion of the outstanding principal balance of a Loan is due and payable pursuant to the terms hereof which shall include without limitation the Termination Date.

         "MORTGAGE" shall mean a mortgage with respect to the Premises made by the Partnership Guarantor in favor of the Bank substantially in the form of Exhibit E hereto (with the exhibits thereto to be as mutually agreed to in good faith between the Borrower, Partnership Guarantor and the Bank), as the same may be amended, modified, supplement or replaced from time to time.

         "MULTIEMPLOYER  PLAN" shall mean a  "multiemployer  plan" as defined in
Section 4001(a)(3) of ERISA to which the Borrower is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

         "NOTE" shall have the meaning set forth in Section 2.2 hereof.

         "OBLIGATIONS" shall mean any and all sums owing under the Loan Documents and all other obligations, direct or contingent, joint, several or independent, of the Borrower now or hereafter existing due or to become due to, or held or to be held by the Bank, whether created directly or acquired by assignment or otherwise.

         "PARTNERSHIP   GUARANTOR"  shall  have  the  meaning  set  forth  under
"Guarantors".

         "PBGC" shall mean the Pension Benefit Guaranty Corporation.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, or a government or state or any agency or political subdivision thereof.

         "PLAN" shall mean any plan of a type described in Section 4021(a) of ERISA (other than a plan described in Section 4021(b) of ERISA) in respect of which the Borrower is an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" shall mean any and each pledge (hypothecation) agreement, in form and substance satisfactory to the Bank, which grants the Bank a first priority perfected Lien on Cash Collateral as required by Sections 2.1 and 8.1(j) hereof, as the same may be amended, modified, supplemented or replaced from time to time, which such Pledge Agreement may be executed in favor of the Bank by the Borrower, any Guarantor, the estate of any Individual Guarantor and/or any other Person satisfactory to the Bank.

         "POST DEFAULT RATE" shall mean at any time a rate of interest equal to 4% per annum in excess of the highest rate that would then be applicable to Fluctuating Rate Loans.

         "PREMISES"   shall  mean  that  certain  Real  Property  owned  by  the
Partnership Guarantor and located at the Boardwalk and Mississippi Avenue, Atlantic City, New Jersey 08401.

         "PREMISES RECORDING DATE" shall mean any and/or all of the dates allowing for the Assignment of Leases and/or Mortgage to be recorded in accordance with Section 2.8 hereof.

         "PRIME RATE" shall mean the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         "REAL PROPERTY" shall mean any real property owned or leased by the Borrower or any of its Subsidiaries or the Partnership Guarantor or any of its Subsidiaries.

         "REPORTABLE EVENT" shall mean, with respect to any Plan, any of the events set forth in Section 4043(c) of ERISA for which the Plan administrator is required to provide notice to the PBGC pursuant to Section 4043 of ERISA and the regulations issued thereunder.

         "REQUIREMENTS OF LAW" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "SEC DOCUMENTS" shall mean any and all registration statements and any amendments and supplements thereto, and any and all regular and periodic reports, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission

         "SECURITY DOCUMENTS" shall mean the Mortgage, the Assignment of Leases, each Pledge Agreement, each Uniform Commercial Code financing statements and each other security agreement or similar document with or in favor of the Bank directly or indirectly providing collateral security for the Obligations.

         "SPECIFIED PERSON" shall mean either the Borrower or any of its Subsidiaries or the Partnership Guarantor or any of its Subsidiaries or any Individual Guarantor.

         "SUBSEQUENT OFFERING" shall mean the first public or private sale of debt or Capital Stock of the Borrower occurring after the date of this Agreement.

         "SUBSIDIARY" or "SUBSIDIARIES" of any Person shall mean any corporation or corporations of which the Person alone, or the Person and/or one or more of its Subsidiaries, owns, directly or indirectly, at least a majority of the securities having ordinary voting power for the election of directors.

         "TERMINATION DATE" shall mean December 28, 2002 or, if such date is not a Business Day, the Business Day next succeeding such date.

         "TERMINATION EVENT" shall mean any one of the following:

         (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder;

         (b) the withdrawal of the Borrower from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or

         (c) the termination of a Plan, the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under
Section 4041 of ERISA;

         (d) the institution of proceedings to terminate a Plan by the PBGC;

         (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Plan;

         (f) the partial or complete withdrawal of the Borrower from a Multiemployer Plan;

         (g) the imposition of a Lien against the Borrower pursuant to Section 412 of the Internal Revenue Code or Section 302 of ERISA;

         (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or

         (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "VOTING SHARES" shall mean all outstanding shares of any class or classes (however designated) of Capital Stock of the applicable Person entitled to vote generally in the election of members of the Managing Person thereof.

         SECTION 1.2. ACCOUNTING TERMS

     As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. If any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, the Bank and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP, PROVIDED THAT, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change and
(ii) the Borrower shall provide to the Bank financial statements and other documents required under this Agreement (or such other items as the Bank may reasonably request) setting forth a reconciliation between calculations of such ratio or requirement before and after giving effect to such change.

         SECTION 1.3. RULES OF INTERPRETATION

         (a) Unless expressly provided in a Loan Document to the contrary, (i) the words "HEREOF", "HEREIN", "HERETO" and "HEREUNDER" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, (ii) article, section, subsection, schedule and exhibit references contained therein shall refer to article, section, subsection, schedule and exhibit thereof or thereto, (iii) the words "INCLUDE" and "INCLUDING", shall mean that the same shall be "INCLUDED, WITHOUT LIMITATION", (iv) any definition of, or reference to, any agreement, instrument, certificate or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (v) any reference herein to any Person shall be construed to include such Person's successors and assigns, (vi) the words "ASSET" and "PROPERTY" shall be construed to have the same meaning and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vii) words in the singular number include the plural, and words used therein in the plural include the singular,
(viii) any reference to a time shall refer to such time in New York, (ix) in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING" and the words "TO" and "UNTIL" each means "TO BUT EXCLUDING", and (x) references therein to a fiscal period shall refer to that fiscal period of the Borrower.

         (b) Article and Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof.

ARTICLE 2         AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT

         SECTION 2.1. REVOLVING CREDIT COMMITMENT

         Subject to the terms and conditions hereof, the Bank agrees to make revolving credit loans to the Borrower (each a "Loan" and collectively the "Loans") during the Commitment Period of which the aggregate principal amount of Loans at any one time outstanding shall not exceed $5,000,000, as such amount may be reduced as provided in this Agreement (the "Commitment"); PROVIDED, THAT,
(i) at all times prior to the Cash Collateral Effective Date the Bank shall have no obligation to make any Loan to the Borrower (A) if, after giving effect thereto, the aggregate principal balance of all outstanding Loans shall exceed $1,000,000, unless and until the Bank shall have filed the Assignment of Leases and shall have a first priority perfected Lien on the Collateral therein specified, (B) if the date such Loan is requested is after June 15, 2001, unless and until the Bank shall have filed the Mortgage and Assignment of Leases and shall have a first priority perfected Lien on the Collateral therein specified and (C) if any Individual Guarantor shall die and the Bank has been granted a first Lien on Cash Collateral in the amount required by Section 8.1(j) hereof, unless and until the Bank has obtained a first priority perfected Lien on Cash Collateral (owned by any Person other than the remaining Individual Guarantor) in an amount not less than 50% of the aggregate principal balance of all outstanding Loans after giving effect to any Loan requested to be made (and the applicable Person pledging such Cash Collateral has executed all documentation reasonably requested by the Bank in order to effectuate same); PROVIDED, THAT, the pledge of Cash Collateral on behalf of a deceased Guarantor shall not limit or otherwise effect the unlimited and unconditional nature of the remaining Guarantor's Guarantee, and (ii) at all times after the Cash Collateral Effective Date the Bank shall have no obligation to make any Loan to the Borrower unless and until the Bank has obtained a first priority perfected Lien on Cash Collateral in an amount not less than 100% of the aggregate principal balance of all outstanding Loans after giving effect to the Loan requested to be made (and the applicable Person pledging such Cash Collateral has executed all documentation reasonably requested by the Bank in order to effectuate same). During the Commitment Period the Borrower may use the Commitment for obtaining Loans by borrowing, paying, prepaying in whole or in part and reborrowing on a revolving basis, all in accordance with the terms and conditions hereof.

         SECTION 2.2. REVOLVING CREDIT NOTE

         The Loans made by the Bank to the Borrower pursuant to Section 2.1 hereof shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A hereto with appropriate insertions (the "Note"), payable to the order of the Bank and representing the obligation of the Borrower to pay the lesser of (a) the amount of the Commitment or, (b) the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower, with interest thereon as hereinafter prescribed. The Note shall (i) be dated the date of this Agreement, (ii) be stated to mature on the Termination Date and (iii) bear interest with respect to the unpaid principal balance thereof from time to time outstanding at a rate per annum to be elected by the Borrower in accordance with the notice provisions set forth in Section 2.3 hereof, and in the case of LIBOR Loans for the Interest Period therein specified, equal to either (A) at all times prior to the Cash Collateral Effective Date (1) 1.75% in excess of LIBOR, or (2) the Prime Rate (which interest rate will change when and as the Prime Rate changes) and (B) at all times after the Cash Collateral Effective Date (1) 0.50% in excess of LIBOR, or (2) the Prime Rate (which interest rate will change when and as the Prime Rate changes). In all cases interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in this Agreement. After the occurrence of any Event of Default and/or any stated or accelerated maturity, the Note shall bear interest at the post default rate set forth in this Agreement.

         SECTION 2.3. PROCEDURE FOR BORROWINGS

         The Borrower may borrow under the Commitment during the Commitment Period and may, subject to the limitations set forth in this Agreement, convert and continue interest rates, on any Business Day, by giving the Bank irrevocable notice of a request therefor (a) in the case of LIBOR Loans three Business Days before a proposed borrowing or continuation or conversion and (b) in the case of Fluctuating Rate Loans not less than one nor more than five Business Days before a proposed borrowing or continuation or conversion, setting forth (i) the amount of the Loan requested, which shall not be less than $100,000, (ii) the requested borrowing date or Interest Period commencement date, as the case may be, (iii) whether the borrowing or Interest Period is to be for a LIBOR Loan, Fluctuating Rate Loan or a combination thereof, and (iv) if entirely or partially a LIBOR Loan, the length of the Interest Period therefor, which shall be one, two or three months. As used in this Section 2.3, "conversion" shall mean the conversion from one interest rate to another interest rate as more fully described in this Agreement. Such notice shall be written (including, without limitation, via facsimile transmission) and shall be sufficient if received by l p.m. on the date on which such notice is to be given. If any such request is sent by facsimile it shall be confirmed in writing sent by the Borrower to the Bank within two Business Days thereafter. Unless notification is otherwise furnished by the Borrower to the Bank (in a manner consistent with the requirements of this Section), Loans will be made by credits to the Borrower's demand deposit account maintained with the Bank. If the Borrower furnishes such notice but no election is made as to the type of Loan or the Interest Period to be applicable thereto, the Loan will automatically then be made as a Fluctuating Rate Loan until such required information is furnished pursuant to the terms hereof.

         SECTION 2.4. RELEASE OF INDIVIDUAL GUARANTORS, MORTGAGE AND ASSIGNMENT OF LEASES

         Within ten Business Days of the Cash Collateral Effective Date, as long as no Default or Event of Default then exists, at the request of the Borrower, the Bank shall release each Individual Guarantor from his respective Guarantee and terminate the Mortgage and Assignment of Leases (and if the Mortgage or Assignment of Leases has theretofore been recorded, at the cost of the Borrower, prepare, execute and cause to be recorded a satisfaction (discharge) of same); provided, that, the foregoing release shall not be deemed to release any Cash Collateral and each Pledge Agreement with respect to such Cash Collateral shall remain in full force and effect.

         SECTION 2.5. COMMITMENT FEE

         As additional compensation for the Commitment on the revolving basis provided for herein, the Borrower agrees to pay the Bank a commitment fee for the Commitment Period at the rate of .25% per annum on the average daily unused portion of the Commitment hereunder. Such commitment fee shall be payable quarterly, on the last Business Day of each December, March, June and September during the Commitment Period (regardless of whether or not the Effective Date shall have occurred), commencing March 31, 2001, and on the Termination Date. If the Borrower so fails to pay any such amount to the Bank the obligations to make such payment shall bear interest from such date not paid when due at the Post Default Rate. The obligation to so pay interest shall not be construed so as to waive the requirement to pay the commitment fees as hereinabove set forth.

SECTION 2.6.      REGULATORY CHANGES IN CAPITAL REQUIREMENTS

                  If any existing or future law,  regulation or guideline or the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, imposes, modifies, deems applicable or results in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments made by the Bank (or participations therein) or the Bank in anticipation of the effectiveness of any capital maintenance, capital ratio or similar requirement takes reasonable action to enable itself to comply therewith, and the result thereof is to impose upon the Bank or increase any capital requirement applicable as a result of the making or maintenance of the Commitment or participations therein (which imposition of or increase in capital requirements may be determined by the Bank's reasonable allocation of the aggregate of such capital impositions or increases) then, upon demand by the Bank, the Borrower shall immediately pay to the Bank from time to time as specified by the Bank additional commitment fees which shall be sufficient to compensate the Bank for such impositions of or increases in capital requirements, together with interest on each such amount from the date demanded until payment in full thereof at the Post Default Rate. A certificate setting forth in reasonable detail the amounts necessary to compensate the Bank as a result of an imposition of or increase in capital requirements submitted by the Bank to the Borrower shall be conclusive, absent manifest error or bad faith, as to the amount thereof. For purposes of this Section, (a) in calculating the amount necessary to compensate the Bank for any imposition of or increase in capital requirements, the Bank shall be deemed to be entitled to a rate of return on capital (after federal, state and local taxes) of fifteen per cent per annum, and (b) all references to the "Bank" shall be deemed to include any participant in the Commitment and any corporation controlling the Bank.

         SECTION 2.7. TERMINATION OR REDUCTION OF COMMITMENT

         The Borrower shall have the right, upon not less than three Business Days' irrevocable written notice, to terminate the Commitment or, from time to time, to reduce the amount of the Commitment; PROVIDED, THAT (a) any such reduction (i) shall be in the minimum amount of $500,000 or a multiple thereof,
(ii) shall reduce  permanently the amount of the Commitment then in effect,  and
(iii) shall be accompanied by prepayment of the Loans outstanding to the extent, if any, that the Loans then outstanding exceed the amount of the Commitment as then reduced, together with accrued interest on the amount so prepaid to and including the dates of each such prepayment and any amounts payable pursuant to
Section 2.14 in connection therewith and the payment of any unpaid commitment fee then accrued hereunder, and (b) any such termination of the Commitment shall be accompanied by prepayment in full of the Loans outstanding and together with accrued interest thereon to and including the date of prepayment and any amounts payable pursuant to Section 2.14 in connection therewith and the payment of any unpaid commitment fee then accrued hereunder.

         SECTION 2.8. RECORDATION OF ASSIGNMENT OF LEASES AND MORTGAGES

         (i) The Bank shall not record the Mortgage or Assignment of Leases unless and until the earlier of (A) the death of either Individual Guarantor,
(B) June 15, 2001 if the Cash Collateral Effective Date has not yet then occurred and if there are any Loans outstanding at such time, or if there are not Loans outstanding at such time, any date thereafter if the Borrower shall request a Loan, (C) a Default or Event of Default has occurred, or (D) the date of any request for a Loan if the aggregate principal balance of all outstanding Loans, after giving effect to such Loan requested to be made, exceeds $1,000,000. The Bank's authority to record the above-described Security Documents shall be absolute and upon the occurrence of any of the foregoing events the Bank is authorized, without any further action on behalf of the Borrower, to record the applicable Security Document(s) and all costs and expenses associated therewith or incurred by the Bank in connection therewith shall be borne by the Borrower, including without limitation title insurance and recording fees. Once the Assignment of Leases and/or Mortgage is recorded in the manner herein provided, such Assignment of Leases and/or Mortgage shall not be released even if the aggregate balance of outstanding Loans is less than $1,000,000 and shall only be released if (A) the Commitment is terminated and all of the Obligations are paid in full, or (B) as set forth in Section 2.4 hereof. Notwithstanding anything to the contrary contained herein or in any other Loan Document, to the extent that either (i) the facility described in this Agreement is terminated and all Loans and other Obligations related to this Agreement shall have been indefeasibly paid in full, or (ii) the Cash Collateral Effective Date shall have occurred and the Borrower shall have fully satisfied all of its obligations in connection therewith, the Mortgage and Assignment of Leases shall automatically terminate without any further action on the part of any other party and be of no further force or effect (and at the request of the Borrower, the Bank shall provide the Borrower with written confirmation of same, including a termination, cancellation or satisfaction thereof in recordable form).

         SECTION 2.9. CONTINUATION AND CONVERSION OF LOANS

         The Borrower shall have the right at any time on prior irrevocable written or telex notice to the Bank as specified in this Agreement (i) to continue any Loan into a subsequent Interest Period, (ii) to convert any LIBOR Loan into a Fluctuating Rate Loan, and (iii) to convert any Fluctuating Rate Loan into a LIBOR Loan (specifying the Interest Period to be applicable thereto), subject to the following:

         (a) in the case of a conversion of less than all of the outstanding Loans, the aggregate principal amount of Loans converted shall not be less than $100,000 and shall be an integral multiple thereof;

         (b) no LIBOR Loan shall be converted at any time other than at the end of an Interest Period applicable thereto; and

         (c) any portion of a Loan maturing or required to be prepaid in less than one month may not be converted into or continued as a LIBOR Loan.

In the event that the Borrower shall not give notice to continue any LIBOR Loan into a subsequent Interest Period or convert any such Loan into a Loan of another type, on the last day of the Interest Period thereof, such Loan (unless prepaid) shall automatically be converted into a Fluctuating Rate Loan. The Interest Period applicable to any LIBOR Loan resulting from a conversion or continuation shall be specified by the Borrower in the irrevocable notice delivered by the Borrower pursuant to this Agreement; PROVIDED, HOWEVER, that, if such notice does not specify either the type of Loan or the Interest Period to be applicable thereto, the Loan shall automatically be converted into, or continued as, as the case may be, a Fluctuating Rate Loan until such required information is furnished pursuant to the terms hereof. Notwithstanding anything to the contrary contained above, if an Event of Default shall have occurred and is continuing, no LIBOR Loan may be continued into a subsequent Interest Period and no Fluctuating Rate Loan may be converted into a LIBOR Loan.

         SECTION 2.10. PREPAYMENT

         The Borrower may prepay any Fluctuating Rate Loan in whole or in part without premium or penalty; provided, however, that each partial prepayment on account of any Fluctuating Rate Loan shall be in an amount not less than $500,000. Except as provided otherwise in this Agreement, the Borrower may not prepay any LIBOR Loan prior to the last day of the Interest Period therefor. Any amount prepaid on account of a Loan may be reborrowed in accordance with the provisions of Section 2.1 hereof.

         SECTION 2.11. INTEREST PAYMENTS; MANNER OF PAYMENTS; RATE AFTER DEFAULT; SCHEDULE TO NOTE

         (a)   Interest   accrued  on  each  Loan  shall  be  payable,   without
duplication, on:

                    (i)  the Maturity Date of such Loan;

                    (ii) with  respect  to any  portion  of any Loan  repaid  or prepaid pursuant to this Agreement, the date of such repayment or prepayment, as the case may be;

                    (iii)with  respect  to all  Loans,  the  first  day of  each month, commencing with the first such date following the date of the making of such Loans;

                    (iv) with  respect  to  that  portion  of  the   outstanding
                         principal amount maintained as LIBOR Loans, the last day of each applicable Interest Period, but in no event more frequently than monthly;

                    (v) with respect to that portion of the outstanding principal amount converted into Fluctuating Rate Loans or LIBOR Loans on a day when interest would not otherwise have been payable pursuant to Subsections
                         (a)(iii) or (a)(iv), the date of such conversion.

         (b) All payments (including prepayments) to be made by the Borrower on account of principal or interest with respect to any Loan or on account of fees or any other obligations of the Borrower to the Bank hereunder shall be made to the Bank at the office of the Bank set forth in Section 10.1 hereof or at such other place as the Bank may from time to time designate in writing in lawful money of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments. If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment. The Borrower hereby authorizes and directs the Bank to charge any account of the Borrower maintained at any office of the Bank for any such payments. Subject to the provisions of subparagraph (a) in the definition of Interest Period set forth in Section 1.1 hereof, if any payment to be so made hereunder, or under either Note, becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension. All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, then on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of the Borrower to the Bank as the Bank determines in its sole discretion; PROVIDED, FURTHER, THAT, at all times after the Premises Recording Date, to the extent payments are applied against outstanding principal, any and all such payments shall be deemed to be applied against the outstanding principal balance of Loans extended prior to the Premises Recording Date until the balance of all such Loans shall be zero at which time any and all such payments shall be applied against Loans extended after the Premises Recording Date in the manner provided above.

         (c) Upon and following an Event of Default, all Loans, and any and all accrued and unpaid interest, fee or amount due hereunder, to the extent permitted by applicable law, shall bear interest (payable on demand, and in any event on the last day of each month, and computed daily on the basis of a 360-day year for actual days elapsed) (i) in all cases other than LIBOR Loans at the Post Default Rate until paid and (ii) in the case of LIBOR Loans at a rate which shall be the greater of the Post Default Rate or 4% per annum in excess of the rate applicable to such LIBOR Loan until the expiration of the Interest Period applicable to such Loan, at which time the Loan will automatically be converted into a Fluctuating Rate Loan and until paid shall bear interest at the Post Default Rate. In no event, however, shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. The obligation to so pay interest upon any obligation of the Borrower to the Bank shall not be construed so as to waive the requirement for payment on the same date that payment is to be made to the Bank as set forth in this Agreement.

         (d) The Borrower hereby expressly authorizes the Bank to record on the schedule attached to the Note the amount and date of each Loan, the rate of interest thereon, the date and amount of each payment of principal and the unpaid principal balance; provided, however, that the failure of the Bank to make any such notation shall not in any manner affect the obligation of the Borrower to repay any Loan in accordance with the terms hereof. All such notations shall be presumed to be correct.

         SECTION 2.12. USE OF PROCEEDS

         The proceeds of Loans hereunder shall be used to bridge the Borrower's working capital needs until it consummates the Subsequent Offering and it is expressly acknowledged and agreed by the Borrower that proceeds of the Subsequent Offering shall be utilized as Cash Collateral in the manner provided in this Agreement. Furthermore, it is expressly agreed that the Loans shall be utilized for the Borrower's working capital purposes in an manner consistent with Borrower's working capital needs in its most recent fiscal year; PROVIDED, THAT, in no event shall any Loans be used to fund construction of any of the Borrower's (or its Affiliate's) manufacturing plants or to pay fees to any Person in connection with the Subsequent Offering.

         SECTION 2.13. INCREASED COSTS

         If the Bank determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any Governmental Authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing LIBOR Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate. For purposes of this Section, all references to the "Bank" shall be deemed to include any participant in the Commitment and/or the Loans.

         SECTION 2.14. YIELD MAINTENANCE

         The Borrower shall pay to the Bank, upon request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow a LIBOR Loan on the date specified by Borrower's written notice; (iii) any failure of Borrower to pay a LIBOR Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the payment of a LIBOR Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of Loan to bear interest based on LIBOR. If by reason of an Event of Default, the Bank elects to declare the Loans and/or the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Borrower has exercised such right of prepayment.

         SECTION 2.15. ALTERNATE RATE OF INTEREST

         In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London Interbank Market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Loan during such Interest Period, or (iii) that reasonable means do not exist for ascertaining LIBOR, the Bank shall, as soon as practicable thereafter, give written or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Loans will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

         SECTION 2.16. CHANGE IN LEGALITY

         (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Loan, then, by written notice to the Borrower, the Bank may:

                    (i) declare that LIBOR Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and

                    (ii) require that all outstanding  LIBOR Loans made by it be converted to Fluctuating Rate Loans, in which event (x) all such LIBOR Loans shall be automatically converted to Fluctuating Rate Loans as of the effective date of such notice as provided in paragraph (b) below and (y) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Loans shall instead be applied to repay the Fluctuating Rate Loans resulting from the conversion of such LIBOR Loans.

         (b) For purposes of this Section, (i) a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the day of receipt by the Borrower and (ii) all references to the "Bank" shall be deemed to include any participant in the Commitment and/or the Loans.

         ARTICLE 3 REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Agreement and to make the financial accommodations herein provided for, the Borrower hereby covenants, represents and warrants to the Bank that:

         SECTION 3.1. FINANCIAL CONDITION

         The condensed consolidated balance sheet of the Borrower as of September 30, 2000 and the consolidated statements of operations and cash flows of the Borrower for its fiscal year ended on December 31, 1999 reported on by Grant Thornton LLP, and the tax return of the Partnership Guarantor as at December 31, 1999 reported on by Grant Thornton LLP, copies of which have heretofore been furnished to the Bank, are complete and correct and present fairly in all material respects the financial condition of the Borrower and such Partnership Guarantor as at such dates, and the results of their respective operations and changes in financial position for the fiscal year then ended. Such certified financial statements, including schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants and disclosed therein). Neither the Borrower nor the Partnership Guarantor has any material contingent obligations, contingent liabilities or liabilities for taxes, long-term leases or unusual forward or long-term commitments, which are not reflected in the foregoing certified statements or in the notes thereto, or with respect to the Borrower, in any SEC Document. Since the date of the aforementioned financial statements, there has been no material adverse change in the business operations, assets or financial or other condition of the Borrower or the Partnership Guarantor. Schedule 3.1 sets forth each direct and indirect Subsidiary of the Borrower.

         SECTION 3.2. CORPORATE EXISTENCE; COMPLIANCE WITH LAW

         The Borrower,  the Partnership Guarantor and each of their Subsidiaries
(a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority and the legal right to own and operate its property, and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign organization and in good standing under the laws of each jurisdiction where its ownership or operation of property or the conduct of its business require such qualification, and (d) is in compliance with all Requirements of Law; except to the extent that the failure to so qualify as a foreign organization as required by clause (c) of this Section or to comply with all Requirements of Law as required by clause (d) of this Section would not, in the aggregate, be reasonably expected to have a material adverse effect on the business, operations, property or financial or other condition of any such Person, and would not materially adversely affect the ability of (i) the Borrower to perform its obligations under the Loan Documents to which it is a party or (ii) the Partnership Guarantor to perform its obligations under the Loan Documents to which it is a party.

         SECTION 3.3. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS

         The Borrower has the corporate power and authority and the legal right to make, execute, deliver and perform its obligations under the Loan Documents to which it is a party, and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, or other act by or in respect of any other Person (including stockholders and creditors of such Borrower) or any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party. The Loan Documents to which the Borrower is a party will be duly executed and delivered on behalf of the Borrower and such Loan Documents, when executed and delivered, will each constitute a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         SECTION  3.4.   POWER,   AUTHORIZATION,   ENFORCEABLE   OBLIGATIONS  OF
GUARANTORS

         The Partnership Guarantor has the power and authority and the legal right to make, deliver and perform the Loan Documents to which it is a party and the transactions contemplated thereby and has taken all necessary partnership action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, or other act by or in respect of any other Person (including stockholders and creditors of the Partnership Guarantor) or any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of such Loan Documents, other than the recording of the Mortgage and Assignment of Leases. Each Guarantee and each other Loan Document that a Guarantor is a party to will be duly executed and delivered by the respective parties thereto, and, when executed and delivered, each such document will constitute a legal, valid and binding obligation of the respective Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

         SECTION 3.5. NO LEGAL BAR

         The execution, delivery and performance of the Loan Documents to which the Borrower is a party and the borrowings hereunder and the use of the proceeds thereof by the Borrower and the execution, delivery and performance of the Loan Documents to which the Guarantors are a party, will not violate any material Requirement of Law or any material Contractual Obligation of the Borrower or the Guarantors, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation except those in favor of the Bank provided herein.

         SECTION 3.6. NO MATERIAL LITIGATION

         No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending by or against any Specified Person or against any of their properties or revenues (a) with respect to any Loan Document or any of the transactions contemplated hereby or thereby, or (b) which if adversely determined, could be reasonably expected to have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries or of the Guarantors.

         SECTION 3.7. NO DEFAULT

         No Specified Person is in default under or with respect to any Contractual Obligation in any respect which could reasonably be expected to be materially adverse to the business, operations, property or financial or other condition of the Borrower or any of its Subsidiaries or of the Guarantors, or which could be reasonably expected to materially and adversely affect the ability of the Borrower or the Guarantors to perform its respective obligations under the Loan Documents to which it is a party. No Default or Event of Default has occurred and is continuing.

         SECTION 3.8. NO BURDENSOME RESTRICTIONS

         No Contractual Obligation of any Specified Person and no Requirement of Law materially adversely affects, or insofar as the Borrower may reasonably foresee may so affect, the business, operations, property or financial or other condition of any such Specified Person.

         SECTION 3.9. TAXES

         The Borrower and the Guarantors have filed or caused to be filed all tax returns which to the knowledge of the Borrower are required to be filed, and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property; PROVIDED, THAT, with respect to real estate taxes regarding the Premises the foregoing representation is only made to the best of the Borrower's knowledge.

         SECTION 3.10. FEDERAL REGULATIONS

         The Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

         SECTION 3.11. ENVIRONMENTAL MATTERS

         (a) To the Borrower's best knowledge, none of the Real Property contains, or has previously contained, any hazardous or toxic waste or substances or underground storage tanks except in commercially reasonable amounts in compliance with applicable laws and regulations.

         (b) To the Borrower's best knowledge, the Real Property is in compliance in all material respects with all applicable federal, state and local environmental standards and requirements affecting such Real Property, and there are no material environmental conditions which could interfere with the continued use of the Real Property.

         (c) To the Borrower's best knowledge, neither the Borrower nor any of its Subsidiaries nor any Guarantor has received any notices of violations or advisory action by regulatory agencies regarding environmental control matters or permit compliance.

         (d) To the Borrower's best knowledge, hazardous waste has not been transferred from any of the Real Property to any other locations which is not in compliance with all applicable environmental laws, regulations or permit requirements.

         (e) To the Borrower's best knowledge, with respect to the Real Property, there are no proceedings, governmental administrative actions or judicial proceedings pending or, threatened under any federal, state or local law regulating the discharge of hazardous or toxic materials or substances into the environment, to which the Borrower or any of its Subsidiaries is named as a party.

         SECTION 3.12. RESERVED

         SECTION 3.13. PROPERTIES, PRIORITY OF LIENS

         All of the properties and assets owned by the Borrower and the Partnership Guarantor are owned by each of them, respectively, free and clear of any Lien of any nature whatsoever, except as provided for in the Security Documents, and as permitted by Section 7.4 hereof. The Liens that, simultaneously with the execution and delivery of this Agreement and the consummation of the initial Loans, have been created and granted by the Security Documents, upon recording, in the case of the Mortgage and Assignment of Leases and upon receipt to the Cash Collateral in the case of the Pledge Agreement, will constitute valid perfected first Liens on the properties and assets covered by the applicable Security Documents, subject to no prior or equal Lien except as permitted by Section 7.4 hereof.

         SECTION  3.14.  NAME  CHANGES,  MERGERS,   ACQUISITIONS;   LOCATION  OF
COLLATERAL

         Except as set forth on Schedule 3.14, the Borrower has not within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

         SECTION 3.15. CONDITION OF ASSETS

         All of the assets and properties of the Borrower, that are reasonably necessary for the operation of its business, are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

         SECTION 3.16. ERISA

         (a) No Plan exists or has ever existed and the Borrower is not a participating employer in any Plan in which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA. The Borrower has no contingent liability with respect to any post-retirement benefit under any Employee Welfare Benefit Plan which is a welfare plan (as defined in Section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I of ERISA, which would not result in material liability to the Borrower. The Borrower has given to the Bank true and complete copies of all the following: (i) each Plan and related trust agreement (including all amendments and commitments with respect to such Plan or trust) which the Borrower maintains or is committed to contribute to as of the date hereof and the most recent summary plan description, actuarial report, determination letter issued by the Internal Revenue Service and Form 5500 filed in respect of each such Plan; and (ii) a listing of all of the Multiemployer Plans to which the Borrower contributes or is committed to contribute and the aggregate amount of the most recent annual contributions required to be made to each such Multiemployer Plan, together with any information which has been provided to the Borrower regarding withdrawal liability under any Multiemployer Plan and the collective bargaining agreement pursuant to which such contribution is required to be made.

         (b) Each Plan complies, in both form and operation in all material respects, with its terms, ERISA and the Internal Revenue Code including, without limitation, Internal Revenue Code Section 4980B, and no condition exists or event has occurred with respect to any such Plan which would result in the incurrence by the Borrower of any material liability, fine or penalty. The Borrower has not incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premiums which have become due which are unpaid. The Borrower has not engaged in any transaction which could subject it to liability under Section 4069 or Section 4212(c) of ERISA. Each Plan, related trust agreement, arrangement and commitment of the Borrower is legally valid and binding in full force and effect. Each Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Internal Revenue Code. To the knowledge of the Borrower, nothing has occurred or is expected to occur that would adversely affect the qualified status of the Plan or any related trust subsequent to the issuance of such determination letter. No Plan is being audited or investigated by any government agency or subject to any pending or threatened claim or suit.

         (c) Each Plan currently meets and has at all times within the preceding six years met the minimum funding standard of Section 302 of ERISA and Section 412 of the Internal Revenue Code (without regard to any funding waiver). All contributions or payments due and owing as required by Section 302 of ERISA,
Section 412 of the Internal Revenue Code or the terms of any Plan have been made by the due date for such contributions or payments. With respect to each Multiemployer Plan, the Borrower has paid or accrued all contributions pursuant to the terms of the applicable collective bargaining agreement required to be paid or accrued by it. With respect to each Plan, the market value of assets (exclusive of any contribution due to the Plan) equals or exceeds the present value of benefit liabilities as of the latest actuarial valuation date for such Plan (but not prior to 12 months prior to the date hereof), determined on the basis of a shutdown of the company in accordance with actuarial assumptions used by the PBGC in single-employer plan terminations and since its last valuation date, there have been no amendments to such Plan that materially increased the present value of accrued benefits nor any other material adverse changes in the funding status of such Plan. The Borrower is not required to provide security to a Plan pursuant to Section 307 of ERISA or Section 401(a)(29) of the Internal Revenue Code.

         (d) Neither the Borrower nor any fiduciary of any Plan has engaged in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code. The execution, delivery and performance of the terms of any agreements that are related to this transaction will not constitute a prohibited transaction under the aforementioned sections.

         (e) No Termination Event has occurred or is reasonably expected to occur.

         (f) None of the following "Reportable Events" has occurred within the preceding six years: (i) an inability to pay benefits when due, (ii) bankruptcy or insolvency of the sponsor of the Plan, (iii) liquidation or dissolution of the sponsor of the Plan, (iv) a failure to meet the minimum funding standards, or (v) certain transactions involving a change of employer. The Borrower has not received any notice from the PBGC that any of the Plans is being involuntarily terminated or from the Secretary of the Treasury of the United States of America that any partial or full termination of any of the Plans has occurred and no event shall have occurred, and there shall exist as of the date hereof no condition or set of circumstances which present a material risk of the involuntary termination of any of the Plans.

         (g) There are no agreements which will provide payments to any officer, employee, shareholder or highly compensated individual which will be "parachute payments" under Section 280G of the Internal Revenue Code that are nondeductible to the Borrower and which will be subject to the tax under Section 4999 of the Internal Revenue Code for which the Borrower would have a material withholding liability.

         ARTICLE 4 CONDITIONS PRECEDENT

         SECTION 4.1. CONDITIONS TO INITIAL EXTENSIONS OF CREDIT

         The obligation of the Bank to make the initial extension of credit to the Borrower hereunder is subject to the satisfaction of the following conditions precedent:

         (a) NOTE. The Bank shall have received the Note, conforming to the requirements hereof and duly executed by the Borrower.

         (b) GUARANTEES. The Bank shall have received each of the Guarantees substantially in the form of Exhibit C hereto duly executed by each of the Guarantors.

         (c) SECURITY DOCUMENTS. The Bank shall have received (i) the duly executed Mortgage, (ii) the duly executed Assignment of Leases, and (iii) UCC-1 financing statements executed by the Partnership Guarantor in favor of the Bank.

         (d) LEGAL OPINION. The Bank shall have received a favorable opinion of counsel to the Borrower and Guarantors substantially in the form set forth in Exhibit B hereto. Such opinion shall also cover such other matters incident to the transactions contemplated by this Agreement as the Bank shall reasonably require.

         (e) CERTIFICATES AND RESOLUTIONS. The Bank shall have received (i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party certified by the Secretary or an Assistant Secretary of such corporation and copies of the resolutions of the partners of the Partnership Guarantor authorizing the execution, delivery and performance of its respective Guarantee and other Loan Documents to which it is a party, certified respectively by an authorized officer of each such Person; and (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower and a certificate of the partners of the Partnership Guarantor certifying the names and true signatures of the officers of each such Person authorized to sign any and all documents to be delivered by each such Person or as required or contemplated hereunder.

         (f) ORGANIZATIONAL DOCUMENTS. The Bank shall have received the organizational documents of the Borrower and the Partnership Guarantor, including, without limitation, the articles or certificate of incorporation and the By-laws of the Borrower and the partnership agreement of the Partnership Guarantor all of which shall be in form and substance reasonably satisfactory to the Bank.

         (g) GOOD STANDING CERTIFICATES. The Bank shall have received good standing certificates as of the dates not more than twenty (20) days prior to the date of the initial Loan with respect to the Borrower and the Partnership Guarantor, from the Secretary of State of their respective states of organization and each state in which each of them is qualified to do business.

         (h) INTENTIONALLY OMITTED.
             ---------------------

         (i) FEES. The Borrower shall have paid to the Bank (i) a $50,000 origination fee and (ii) all reasonable out of pocket costs and expenses incurred by the Bank in connection with the closing of the Loan Documents, including, without limitation, legal expenses, title fees, due diligence expenses and filing expenses.

         (j) EXECUTOR INSTRUCTIONS. With respect to each Individual Guarantor, the Bank shall have received true and complete originals of the Executor Instructions for such each Individual Guarantor.

         (k) CAPITALIZATION OF BORROWER AND ITS SUBSIDIARIES. The Bank shall have received a certificate from a duly authorized officer of the Borrower that indicates the capitalization and owners of the Capital Stock of the Borrower, each of its Subsidiaries and of the Partnership Guarantor and same shall be in form and substance reasonably satisfactory to the Bank.

         (l) INSURANCE. The Borrower shall have delivered to the Bank: (A) copies of, or certificates of the issuing companies with respect to, policies of insurance owned by the Borrower and the Partnership Guarantor covering or in any manner relating to the Collateral together with endorsements thereto that comply with the terms of the Security Documents and are otherwise in form and substance reasonably satisfactory to the Bank, naming the Bank, in its capacity as such, as additional insured as its interests may appear; and (B) evidence of the Borrower's and Partnership Guarantor's liability insurance policies;

         (m) LIEN SEARCHES. The Bank shall have received the results of searches of Uniform Commercial Code and other Lien filings with respect to the Borrower and Partnership Guarantor and a title report with respect to the Premises and such searches shall disclose no Liens on any assets encumbered, except for Liens permitted under Section 7.4, or if unpermitted Liens are disclosed, the Bank shall have received reasonable satisfactory evidence of release of such Liens.

         (n) PERSONAL LINES OF CREDIT. The personal lines of credit held available by the Bank for Robert K. Lifton and Howard Weingrow shall each have been reduced by $500,000 pursuant to documentation in form and substance reasonably satisfactory to the Bank.

         (o) ADDITIONAL MATTERS. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Bank and its counsel.

         SECTION 4.2. CONDITIONS TO ALL EXTENSIONS OF CREDIT

         The  obligation  of the Bank to make any Loan  (including  the  initial
Loan) to be made by it hereunder is subject to the satisfaction of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower herein or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith, shall be correct, in all material respects, on and as of the borrowing date for such extension of credit as if made on and as of such date; PROVIDED, HOWEVER, that notwithstanding anything herein to the contrary, this Section 4.2(a) shall be deemed to have been satisfied even if such representations or warranties are not so correct unless the failure of such representations or warranties to be so correct, individually or in the aggregate, has had, or is reasonably likely to have, a material adverse effect on the business, operations, property or financial or other condition of the Borrower or any Guarantor, or would materially adversely affect the ability of the Borrower or any Guarantor to perform its or his obligations under the Loan Documents to which it or he is a party.

         (b) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on the date an extension of credit is to be made or after giving effect to the extension of credit to be made on such date.

         (c) CASH COLLATERAL. To the extent applicable, the conditions for Cash Collateral set forth in Section 2.1 and/or 8.1(j) shall be satisfied to the satisfaction of the Bank and the Bank shall have received a duly executed Pledge Agreement in connection therewith.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of each such borrowing that the conditions in clauses (a), (b) and (c) of this Section have been satisfied.

         ARTICLE 5 AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitment remains in effect, the Note remains or remain outstanding and unpaid, or any other amount is owing to the Bank hereunder, the Borrower will and will cause each Specified Person as applicable to:

         SECTION 5.1. CORPORATE EXISTENCE AND QUALIFICATION

         Take the necessary steps to preserve its corporate existence and its right to conduct business in all states in which the nature of its business requires qualification to do business. In the event of dispute between the Borrower and the Bank as to when qualification is necessary, the decision of the Bank shall control.

         SECTION 5.2. FINANCIAL INFORMATION AND COMPLIANCE CERTIFICATES

         (a) Keep its books of account in accordance with good accounting practices and furnish to the Bank (i) within 120 days after the last day of each of its fiscal years, the consolidated balance sheets of the Borrower and its Subsidiaries as at such last day of the fiscal year and statements of operations and cash flows for such fiscal year each prepared in accordance with GAAP consistently applied and certified by a firm of independent certified public accountants reasonably satisfactory to the Bank; (ii) within 60 days after the close of each of the first three quarters of each fiscal year consolidated balance sheets, statements of operations and cash flows of such Borrower and its Subsidiaries as of the last day of and for such quarter and for the period of the fiscal year ended as of the close of the particular quarter, all such quarterly statements to be in reasonable detail, prepared in accordance with GAAP consistently applied and certified by a firm of independent certified public accountants reasonably satisfactory to the Bank (subject to year-end adjustments) and (iii) promptly after filed, the annual tax return (including schedules) of the Partnership Guarantor filed with the Internal Revenue Service.

         (b) At the same time as it delivers the financial statements called for by Section 5.2(a), deliver to the Bank a certificate of the president or the chief financial or accounting officer of the Borrower stating that in each case except as disclosed in such certificate, the person making such certificate has no knowledge of any Default or Event of Default. Together with their delivery of annual certified financial statements, the Borrower's certified public accountants shall also deliver such a certificate, which shall be addressed to the Borrower and the Bank.

         (c) Promptly upon their becoming available, deliver to the Bank copies of any: (i) financial statements, projections, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by the Borrower or any of its Subsidiaries to any lending institution other than the Bank; (ii) correspondence or notices received by the Borrower from any federal, state or local governmental authority that regulates the operations of the Borrower or any of its Subsidiaries, relating to an actual or threatened change or development that would be materially adverse to any Borrower or any Subsidiary; (iii) any and all SEC Documents and (iv) letters of comment or correspondence sent to the Borrower or any of its Subsidiaries by any such securities exchange or such Commission in relation to the Borrower or any of its Subsidiaries.

         (d) On or before each May 30th of each calendar year, with respect to each Individual Guarantor, deliver to the Bank (i) such Individual Guarantor's current annual financial statement (on the Bank's standard form) and (ii) all statements received by such Individual Guarantor from brokers and similar Persons with respect to all investments made by, and each investment account of, such Individual Guarantor .

         (e) Promptly after filed, deliver to the Bank a copy of each tax return (including all schedules thereto) of each Individual Guarantor filed with the Internal Revenue Service.

         (f) Within five days of any officer of the Borrower obtaining knowledge of any Default, if such Default is then continuing, furnish to the Bank a certificate of the chief financial or accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

         (g) On or before each June 30th and December 31st of each calendar year, deliver to the Bank a certificate executed by each Individual Guarantor, in form and substance satisfactory to the Bank, certifying as to their combined liquid net worth or that they collectively own unencumbered liquid assets of, and that they have combined liquid net worth of, at least $7,000,000.

         (h) With reasonable promptness, furnish such other data as may be reasonably requested by the Bank.

         SECTION  5.3.   INSURANCE

         Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and naming the Bank as an additional insured and loss payee thereon as its interest may appear.

         SECTION 5.4. PRESERVATION OF PROPERTIES; COMPLIANCE WITH LAW

         Maintain and preserve all of its properties which are used or which are material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and comply with all material Requirements of Law

         SECTION 5.5. TAXES

         Duly pay and discharge all taxes or other claims which might become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefor.

         SECTION 5.6. MAINTAIN OPERATING ACCOUNTS; INVESTMENT OF SUBSEQUENT OFFERING PROCEEDS

         Maintain all of its primary operating and investment accounts with the Bank and commencing with the consummation of the Subsequent Offering, invest with or through the Bank or one of its Affiliates substantially all of the unused net proceeds of such Subsequent Offering.

         SECTION 5.7. NOTICE OF LITIGATION

         Promptly notify the Bank in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of $100,000, affecting the Borrower or any Subsidiary whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

         SECTION 5.8. INDEMNITY (ENVIRONMENTAL MATTERS)

         Indemnify the Bank against any liability, loss, cost, damage, or expense (including, without limitation, reasonable attorneys' fees) arising from
(i) the imposition or recording of a lien by any local, state, or federal government or governmental agency or authority pursuant to any Environmental Laws; (ii) claims of any private parties regarding violations of Environmental Laws; and (iii) costs and expenses (including, without limitation, reasonable attorneys' fees and fees incidental to the securing of repayment of such costs and expenses) incurred by any Specified Person or the Bank in connection with compliance by any Specified Person or the Bank with any statute, regulation or order issued pursuant to any Environmental Laws by any local, state or federal government or governmental agency or authority.

         SECTION 5.9. CASH COLLATERAL

         (a) Within three Business Days of the consummation of the Subsequent Offering, ensure that the Bank has a first priority perfected Lien on Cash Collateral in an amount not less than 100% of the then aggregate principal balance of all outstanding Loans.

         (b) At all times after the Cash Collateral Effective Date, ensure that the Bank has a first priority perfected Lien on Cash Collateral in an amount not less than 100% of the aggregate principal balance of all outstanding Loans.

         ARTICLE 6 RESERVED

         ARTICLE 7 NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitment remains in effect, the Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder it will not, nor will it permit any of its Subsidiaries or the Partnership Guarantor or any of its Subsidiaries to nor, with respect to Sections 7.1, 7.5 or 7.8 will it permit any Individual Guarantor to:

         SECTION 7.1. INDEBTEDNESS FOR BORROWED MONEY

         Incur, or permit to exist,  any  Indebtedness for borrowed money except
(i) Indebtedness incurred pursuant to borrowings hereunder and under any other loans made by the Bank in its discretion to the Borrower, the Partnership Guarantor or any Subsidiary, (ii) Indebtedness existing on the date hereof and reflected in the financial statements referred to in Section 3.1 hereof, (iii) unsecured Indebtedness incurred in the ordinary course of their business, consistent with past practices, in an amount not to exceed $250,000 in the aggregate at any one time outstanding, (iv) Indebtedness incurred in connection with the exercise of outstanding options to purchase (A) the 7% of the Capital Stock of More Energy Ltd. that the Borrower does not already own and (B) 50% of the Capital Stock of New Devices Engineering A.K.O. Ltd.; PROVIDED, THAT, the aggregate amount of Indebtedness outstanding pursuant to this subparagraph "(iv)" shall not at any one time exceed $600,000 and (v) the Subsequent Offering.

         SECTION 7.2. MERGERS, ACQUISITIONS AND SALES OF ASSETS

         Enter into any merger or consolidation or liquidate, windup or dissolve itself or sell, transfer or lease or otherwise dispose of all or any substantial part of its assets (other than sales of inventory and obsolescent equipment in the ordinary course of business) or acquire by purchase or otherwise the business or assets of, or stock of, another business entity; except that any Subsidiary may merge into or consolidate with any other Subsidiary which is wholly-owned by the Borrower and any Subsidiary which is wholly-owned by the Borrower may merge with or consolidate into the Borrower provided that the Borrower is the surviving corporation.

         SECTION 7.3. INVESTMENTS

         Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of the Borrower, except Investments in:

         (i) obligations issued or guaranteed by the United States of America with maturities of one year or less;

         (ii) certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

         (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof;

         (iv) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof;

         (v) shares of "money market funds", each having net assets of not less than $100,000,000 maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof;

         (vi) accounts receivable arising out of sales of inventory in the ordinary course of business;

         (vii) Investments described on Schedule 3.1 (including the exercise of the options therein described); and

         (viii) other Investments consistent with the Borrower's past business practices; PROVIDED, THAT, (A) each such Investment relates to a line of business substantially similar to the Borrower's existing lines of business and
(B) such Investments do not result in Indebtedness in an amount in excess of the limitations of Section 7.1 hereof.

         SECTION 7.4. LIENS

         Create, assume or permit to exist, any Lien on any of its property or assets now owned or hereafter acquired except (i) Liens in favor of the Bank;
(ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (iii) Liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with GAAP and (iv) Liens permitted by the Security Documents.

         SECTION 7.5. CONTINGENT LIABILITIES

         Assume, endorse, be or become liable for or guarantee the obligations of any Person excluding however, the endorsement of negotiable instruments for deposit or collection in the ordinary course of business and contingent obligations in favor of the Bank.

         SECTION 7.6. DIVIDENDS

         Declare or pay any dividends on its Capital Stock (other than dividends payable solely in shares of its own common stock), or purchase, redeem, retire or otherwise acquire any of its Capital Stock at any time outstanding, except any Subsidiary wholly owned by the Borrower may declare and pay dividends to the Borrower.

         SECTION 7.7. SALES OF RECEIVABLES; SALE - LEASEBACKS

         Sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to the Borrower, with or without recourse, except for the purpose of collection in the ordinary course of business; or sell any asset pursuant to an arrangement to thereafter lease such asset from the purchaser thereof.

         SECTION 7.8. DOUBLE NEGATIVE PLEDGE.

         Enter into any agreement which prohibits or limits the ability of the applicable Person to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired.

         SECTION 7.9. RESERVED

         SECTION 7.10. NATURE OF BUSINESS

         Materially alter the nature of its business.

         SECTION 7.11. STOCK OF SUBSIDIARIES

         Without the prior written consent of the Bank (which consent shall not be unreasonably withheld), sell or otherwise dispose of any Subsidiary (except in connection with a merger or consolidation of a Subsidiary into the Borrower or another Subsidiary) or permit a Subsidiary to issue any additional shares of its Capital Stock except pro rata to its stockholders, excluding Capital Stock issued by Subsidiaries that are not directly or indirectly wholly-owned by the Borrower; PROVIDED, THAT, such Capital Stock is issued pursuant to an outstanding commitment, stock option plan or similar plan or agreement.

         SECTION 7.12. ERISA

         (i) Terminate any Plan so as to result in any material liability to the PBGC, (ii) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended) involving any Plan which would subject a Borrower to any material tax, penalty or other liability, (iii) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan, or (iv) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any Plan.

         SECTION 7.13. ACCOUNTING CHANGES

         Except as set forth on Schedule 7.13, make, or permit any Subsidiary to make any change in their accounting treatment or financial reporting practices except as required or permitted by GAAP in effect from time to time.

         SECTION 7.14. TRANSACTIONS WITH AFFILIATES

         Except as otherwise specifically set forth in this Agreement, or as otherwise permitted pursuant to the applicable rules and regulations of the National Association of Securities Dealers, Inc., directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction, with any Affiliate except in the ordinary course of business and at prices and on terms not less favorable to it than those which would have been obtained in an arm's-length transaction with a non-affiliated third party.

         SECTION 7.15. REGULATION U

         Use any of the proceeds of any Loan, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         ARTICLE 8 EVENTS OF DEFAULT; REMEDIES

         SECTION 8.1. EVENTS OF DEFAULT

         Each of the following events shall constitute an "Event of Default" under this Agreement:

         (a) The Borrower shall fail to pay any principal of the Note when due; or the Borrower shall fail to pay any interest on the Note or any other amount payable hereunder within five days of when due, or the Borrower or any Guarantor shall default under any other Loan Document; or

         (b) Any representation or warranty made or deemed made by the Borrower herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been false in any material respect on or as of the date made or deemed made; or

         (c) Borrower shall default in the observance or performance of any covenant or provision contained in Article 2, Section 5.9 or Article 7 hereof; or

         (d) Borrower shall default in the observance or performance of any other provision contained in this Agreement and such default shall continue unremedied for a period of 10 days after written notice thereof is given to the Borrower by the Bank; or

         (e) Any Specified Person shall (i) default in any payment of any indebtedness for borrowed money (other than the Note) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, in each case the effect of which default or other event or condition is to cause or permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such indebtedness to become due prior to its stated maturity; or

         (f) (i) Any Specified Person shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Specified Person shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Specified Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Specified Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall have not been vacated, discharged, or stayed or bonded pending appeal within 20 days from the entry thereof; or (iv) any Specified Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) of this Section 8.1(f); or (v) any Specified Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g)  (i)  any  Specified   Person  shall  engage  in  any   "prohibited
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Bank, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (d) or
(e) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (iv) any Plan shall terminate for purposes of Title IV of ERISA, and in each case in clauses (i) through (iv) above, such event or condition could subject the Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations or property of the Borrower; or

         (h) the rendition by any court of a final judgment against any Specified Person involving in the aggregate (with respect to all such Specified Persons) a liability in excess of $100,000 which shall not be satisfactorily stayed, discharged, vacated or set aside within 60 days of the making thereof; or the attachment of any property of any Specified Person which has not been released or provided for to the reasonable satisfaction of the Bank within 60 days after the making thereof; or

         (i) any Guarantee of any Guarantor shall cease to be in full force and effect; or

         (j) any Individual Guarantor shall die prior to the Cash Collateral Effective Date, unless, with respect to each such Individual Guarantor that has died prior to the Cash Collateral Effective Date, within five days of such death the Bank is granted a first priority perfected Lien on Cash Collateral in an amount not less than 50% of the aggregate principal balance of all then outstanding Loans (and the applicable Person pledging such Cash Collateral has executed all documentation reasonably requested by the Bank in order to effectuate same); or

         (k) once same has been recorded, in the case of the Mortgage and Assignment of Leases and once the Bank has received any Cash Collateral, in the case of the Pledge Agreement, any of the Liens created and granted pursuant to the applicable Security Document(s) shall fail to be valid, first, perfected Liens subject to no prior or equal Lien except as permitted by this Agreement; or

         (l) any of the Executor Instructions shall be revoked, modified and/or not complied with in any material respect; or

         (m) the occurrence of a Change of Control; or

         (n) at any time prior to the Cash Collateral Effective Date the Individual Guarantors do not collectively have unencumbered liquid assets of, and combined liquid net worth of, at least $7,000,000; or

         (o) the Bank shall have determined in its sole discretion that one or more conditions exist or events have occurred which have resulted or may result in a material adverse change in the business, properties or financial condition of the Borrower.

         SECTION 8.2. REMEDIES

         Upon the occurrence and during the continuance of any Event of Default specified in Section 8.1(f), without declaration or notice to the Borrower, all of the Commitments shall immediately and automatically terminate, and all the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall immediately become due and payable, and upon the occurrence and during the continuance of any other Event of Default, then, in any such event, any or all of the following actions may be taken: (a) the Bank may, at its option, declare the Commitment to be terminated forthwith, whereupon the Commitment and all obligations to the Bank to make Loans to the Borrower shall immediately terminate; (b) the Bank may, at its option, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable and the same, and all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, anything contained herein or in any instrument evidencing the Loans to the contrary notwithstanding.

         ARTICLE 9 COLLATERAL SECURITY

         SECTION 9.1. GENERAL LOAN AND COLLATERAL AGREEMENT

         As collateral security for the payment of the Obligations, the Borrower and each Guarantor hereby grant to the Bank a lien on and security interest in and right of setoff to any and all deposits or other sums at any time credited by or due from the Bank or any Affiliate of the Bank to the Borrower and/or any Guarantor, whether now existing or hereafter arising, whether in regular or special depository accounts or otherwise, and any and all monies, credit, collateral, securities and other property of the Borrower and/or any Guarantor, whether now existing or hereafter arising, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank or any Affiliate of the Bank from or for the Borrower and/or any Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise. At any time, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any of the Obligations of the Borrower and/or any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         SECTION 9.2. ADDITIONAL COLLATERAL SECURITY

         In addition to the collateral described in Section 9.1 hereof, (i) payment of the Obligations shall also be secured by a first priority perfected Lien on Cash Collateral (as such Cash Collateral is required to be pledged to the Bank pursuant to the terms of this Agreement), as more fully described in one or more Pledge Agreements with or in favor of the Bank, which Cash Collateral shall secure all of the Borrower's Obligations to the Bank and (ii) the Guarantee of the Partnership Guarantor shall be secured by the Mortgage and the Assignment of Leases (to be recorded only as permitted by Section 2.8 hereof), which Mortgage and Assignment of Leases shall, subject to Section 2.8 hereof, secure all of the Partnership Guarantor's obligations to the Bank.

         ARTICLE 10 MISCELLANEOUS

         SECTION 10.1. NOTICES

         All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing unless otherwise expressly provided herein and shall be deemed to have been duly given or made when delivered by hand, or by telegram or telecopy, or when deposited in the mail addressed as follows, or to such address as may be hereafter notified in writing by the respective parties hereto and any future holders of the Note:

         The Borrower:       Medis Technologies Ltd.
                             805 Third Avenue
                             New York, New York 10022
                             Att: Howard Weingrow, President
                             Fax Number: 212-935-9216

         with a copy to:     Sonnenschein Nath & Rosenthal
                             1221 Avenue of the Americas
                             New York, New York 10020
                             Att: Ira I. Roxland, Esq.
                             Fax Number 212-768-6800

         The Bank:           Fleet National Bank
                             1185 Avenue of the Americas
                             New York, New York 10036
                             Att: Paul Chau, Senior Vice President
                             Fax Number: 212-819-4120

         with a copy to:     Emmet Marvin & Martin, LLP
                             120 Broadway
                             New York, New York 10271
                             Att: Richard M. Skoller, Esq.
                             Fax Number: 212-238-3100

         SECTION 10.2. NO WAIVER; CUMULATIVE REMEDIES

         No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 10.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Note.

         SECTION 10.4. PAYMENT OF EXPENSES; EXAMINATION

         (a) The Borrower agrees to pay or reimburse the Bank for all its costs and expenses (including, without limitation, the reasonable fees and expenses of attorneys for the Bank) incurred in connection with the preparation, administration, default, collection, waiver or amendment of any of the Loan Documents, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation in connection with (i) the enforcement or preservation of any rights under this Agreement or the Note or any other Loan Document or any other instrument or agreement entered into in connection herewith or therewith including, without limitation, the reasonable fees and disbursements of attorneys for the Bank;
(ii) any claim or action threatened, made or brought against the Bank arising out of or relating to any extent to this Agreement, the Security Agreement, the Note or Loan Documents or any instrument or agreement entered into in connection with the transactions contemplated hereby or thereby; (iii) the perfection of any security interest in the Collateral or in the maintenance of the Collateral;
(iv) any amendment or modification of any Loan Document; (v) the payment of any tax, assessment, recording fee or similar charge; (vi) any waiver of any right of the Bank under any Loan Document and (vii) the reasonable fees and disbursements of any outside counsel to the Bank and/or the allocated costs of in-house legal counsel incurred from time to time in connection with the transactions contemplated by this Agreement, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any Collateral therefor. All such fees and expenses shall be Obligations secured by the Collateral and, commencing ten days after demand therefore, shall, until paid, bear interest at the Post Default Rate.

         (b) The Borrower agrees that at any time and from time to time the Bank may conduct, during reasonable business hours, at the Borrower's expense, an examination of the Borrower's books and records. The obligations set forth in this Section 10.4 shall be in addition to any other obligations or liabilities of the Borrower to the Bank hereunder or at common law or otherwise. The provisions of this Section 10.4 shall survive the payment of the Note and the termination of this Agreement.

         SECTION 10.5. WAIVER OF JURY TRIAL, SET-OFF AND COUNTERCLAIM

         THE BORROWER AND THE BANK (BY ACCEPTANCE OF THE NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM, IN EACH CASE IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OR DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS AND/OR ANY OTHER CREDIT FACILITIES HEREUNDER OR THE ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

         SECTION 10.6. WAIVER OF AUTOMATIC STAY

         THE BORROWER AGREES THAT, IN THE EVENT THAT THE BORROWER, THE GUARANTOR OR ANY OF THE PERSONS OR PARTIES CONSTITUTING THE BORROWER OR THE GUARANTOR SHALL (a) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER TITLE 11 OF THE U.S. CODE, AS AMENDED ("BANKRUPTCY CODE"), (b) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (c) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (d) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, OR (e) BE THE SUBJECT OF ANY ORDER, JUDGMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, THE BANK SHALL THEREUPON BE ENTITLED AND THE BORROWER IRREVOCABLY CONSENTS TO IMMEDIATE AND UNCONDITIONAL RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE BANK AS PROVIDED FOR HEREIN, IN THE NOTE, OTHER LOAN DOCUMENTS DELIVERED IN CONNECTION HEREWITH AND AS OTHERWISE PROVIDED BY LAW, AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO OBJECT TO SUCH RELIEF AND WILL NOT CONTEST ANY MOTION BY THE BANK SEEKING RELIEF FROM THE AUTOMATIC STAY AND THE BORROWER WILL COOPERATE WITH THE BANK, IN ANY MANNER REQUESTED BY THE BANK, IN ITS EFFORTS TO OBTAIN RELIEF FROM ANY SUCH STAY OR OTHER PROHIBITION.

         SECTION 10.7. LIMITATION OF LIABILITY

         EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS AND TO EXTEND CREDIT TO THE BORROWER.

         SECTION 10.8. MODIFICATION AND WAIVER

         No modification or waiver of, or with respect to any provision of this Agreement or any document or instrument delivered in connection therewith shall be effective unless and until it shall be in writing and signed by the Bank, and then such modification or waiver shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances.

         SECTION 10.9. SUCCESSORS AND ASSIGNS

         (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of a Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

         (b) The Bank shall have the unrestricted right at any time or from time to time, and without Borrower's or any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower and each Guarantor agree that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

         (c) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or any Guarantor, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the Loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Assignees and Participants, provided that the Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

         SECTION 10.10. GOVERNING LAW; CONSENT TO JURISDICTION

         THIS AGREEMENT, THE NOTE AND ANY DOCUMENTS AND INSTRUMENTS DELIVERED IN CONNECTION HEREWITH AND THEREWITH AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SET FORTH IN THIS AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 10.11. ENTIRE AGREEMENT

         This Agreement and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement and such other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Agreement or such other Loan Documents. Neither this Agreement nor any of such other Loan Documents may be amended or modified except by a written instrument describing such amendment or modification executed by the Borrower and the Bank.

         SECTION 10.12. INTEREST ADJUSTMENT.

         All agreements between Borrower and Guarantors and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Loan Documents shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and the Bank in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by a Note (in such manner as the Bank may determine in its sole discretion) and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower, Guarantors and the Bank.

         SECTION 10.13. PLEDGE TO FEDERAL RESERVE

         The Bank may at any time pledge all or any portion of its rights under the loan documents including any portion of the promissory note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Bank from its obligations under any of the loan documents.

         SECTION 10.14. LOST NOTES

         Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

         SECTION 10.15. EFFECTIVE DATE

         This Agreement shall be effective upon its execution by all the parties hereto and the delivery of this Agreement, together with all Exhibits and Schedules hereto, to the Bank (the "Effective Date"); PROVIDED, THAT, notwithstanding such Effective Date the Bank shall have no obligation to make any Loan hereunder or in any way extend any credit to the Borrower unless and until each of the conditions precedent required to have been satisfied on or before the first extension of credit hereunder pursuant to Section 4.1 hereof shall have been satisfied (to the reasonable satisfaction of the Bank) or waived (whether temporarily or otherwise) in writing by the Bank.

         SECTION 10.16. NO WAIVER ACTION

         Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement or any other Loan Document shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance or, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement or other Loan Document in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The acceptance by the Bank of (a) any partial or late payment shall not constitute a satisfaction or waiver of the full amount then due or the resulting Event of Default or (b) any payment during the continuance of an Event of Default shall not constitute a waiver or cure thereof; and the Bank may accept or reject any such payment without affecting any of its rights, powers, privileges, remedies and other interests under this Agreement, the other Loan Documents and applicable law. All rights, powers, privileges, remedies and other interests of the parties hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided in this Agreement) any other right, power, privilege, remedy or other interest of the parties under this Agreement, any other Loan Document or applicable law.

         SECTION 10.17. SEVERABILITY

         Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

         SECTION 10.18. COUNTERPARTS

         This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         [Balance of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officer as of the day and year first above written.

                               MEDIS TECHNOLOGIES LTD.

                               By:    /s/ Howard Weingrow
                                      ---------------------------------------
                                      Name:  Howard Weingrow
                                      Title: President


                               FLEET NATIONAL BANK

                               By:    /s/ Paul Chau
                                      ---------------------------------------
                                      Name: Paul Chau
                                      Title: Senior Vice President

                                    EXHIBIT A

                                  FORM OF NOTE

                              REVOLVING CREDIT NOTE

$5,000,000.00                                                 New York, New York
                                                              December __, 2000

                                              .

         MEDIS TECHNOLOGIES LTD, a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of FLEET NATIONAL BANK (the "Bank") on the Termination Date (as defined in the Loan Agreement defined below), at the office of the Bank specified in Section 10.1 of the Loan Agreement dated as of December __, 2000, between the Borrower and the Bank, as amended from time to time (as so amended the "Agreement"; terms defined in the Agreement shall have their defined meanings when used in this Note), in lawful money of the United States of America and in immediately available funds the principal amount of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Agreement. The Borrower further promises to pay interest in like money on the unpaid principal balance of this Note from time to time outstanding at an annual rate as selected by the Borrower pursuant to the terms of Article 2 of the Agreement. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in the Agreement. All Loans made by the Bank pursuant to subsection 2.1 of the Agreement and all payments of the principal thereon may be endorsed by the holder of this Note on the schedule annexed hereto, to which the holder may add additional pages. The aggregate net unpaid amount of Loans set forth in such schedule shall be presumed to be the principal balance hereof. After the stated or any accelerated maturity hereof, this Note shall bear interest at a rate as set forth in the Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law.

         This Note is the Note referred to in the Agreement, and is entitled to the benefits thereof and may be prepaid, and is required to be prepaid, in whole or in part (subject to the indemnity provided in the Agreement) as provided therein.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Agreement. This
Note is secured by the collateral described in each Security Document.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                   MEDIS TECHNOLOGIES LTD.


                                   By:
                                        --------------------------------------
                                        Name:
                                        Title:

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
             TO REVOLVING CREDIT NOTE DATED AS OF DECEMBER __, 2000
                             MEDIS TECHNOLOGIES LTD.
                                       TO
                               FLEET NATIONAL BANK

                                Last Day                  Balance
        Amount     Interest    of Interest   Principal   Remaining   Notation
Date   of Loan     Period        Period        Paid        Unpaid     Made By
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

                                    EXHIBIT B

                            OUTLINE OF LEGAL OPINIONS

                           OUTLINE OF LEGAL OPINIONS



In connection with the Loan Agreement dated as of December __, 2000, by and among Medis Technologies Ltd. (the "BORROWER") and Fleet National Bank (the "Bank") (as the same may be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), set forth below is an outline of opinions (the "OPINION") to be included in, or covered by, the legal opinion to be delivered to the Bank, pursuant to Section 4.1 of the Loan Agreement by counsel to the Borrower and Guarantors. Capitalized terms used in the Opinion and which are not otherwise defined therein shall have the respective meanings ascribed thereto in the Loan Agreement.

         l. The Borrower is validly existing and in good standing under the laws of the State of Delaware and the Partnership Guarantor is validly existing and in good standing under the laws of the State of _________, each is duly qualified and in good standing in each jurisdiction wherein the conduct of their business or the ownership of property, each as known to us, requires such qualification and is in compliance with all Requirements of Law known to us currently in effect having applicability to the Borrower and/or Guarantor, as the case may be.

         2. (a) The Borrower has the corporate power, legal right and authority to own and use its property and to conduct the business in which it is currently engaged and to make, execute, deliver and perform under the Loan Documents to which it is a party and to borrow thereunder on the terms and conditions thereof and has taken all necessary corporate action to borrow on the terms and conditions of such Loan Documents and to authorize the execution, delivery and performance of such Loan Documents.

         (b) To our knowledge, no consent of any other Person (including stockholders and creditors of the Borrower), and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the borrowings thereunder or with the execution, delivery and performance of and by the Borrower under the Loan Documents to which it is a party.

         3. (a) Each of the Guarantors has the legal right and capacity to own its property and to make execute, deliver and perform under the Guarantees and Security Documents to which such Guarantor a party and the Partnership Guarantor has taken all necessary partnership action to enter into its Guarantee and Security Documents on the terms and conditions of such Loan Documents and to authorize the execution, delivery and performance of such Loan Documents.

         (b) To our knowledge, no consent of any other Person (including creditors and stockholders of any Guarantor), and no consent license, approval or authorization of, or registration or dedication with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery and performance of and by the Guarantors under the Guarantees or the Security Documents to which such Guarantor is a party.

         4. The execution and delivery of and performance under the Loan Documents by the Borrower to which it is a party and the borrowings thereunder and the use of the proceeds thereof will not violate any provision of any Requirements of Law, or violate or contravene or cause a default under any Contractual Obligation known to us and will not result in the creation or imposition of any Lien on any of its properties or revenues pursuant to any Contractual Obligation (known to us), or, Requirements of Law, except those in favor of the Bank.

         5. The execution and delivery of and performance under the Guarantees by each Guarantor will not violate any provision of any Requirements of Law, or violate or contravene or cause a default under any Contractual Obligation known to us and will not result in the creation or imposition of any Lien on any of its properties or revenues pursuant to any Contractual Obligation (known to us), or, Requirements of Law, except those in favor of the Bank.

         6. There is no litigation and no administrative proceeding of or before any Governmental Authority currently pending against the Borrower or any of the Guarantors, or, to our knowledge, their respective properties the result of which would, in my opinion, have any materially adverse effect on the financial position or operation results of the Borrower or any of the Guarantors, nor, to our knowledge is any such litigation or proceeding currently threatened against the Borrower or any of the Guarantors or their respective properties.

         7. The Loan Documents to which the Borrower is a party have been duly executed and delivered by duly authorized officers of the Borrower and constitute the valid, legal and binding obligations of the Borrower.

         8. The Guarantees and Security Documents to which a Guarantor is a party have each been duly executed and delivered by the respective Guarantor and each constitute the valid, legal and binding obligations of the respective Guarantor.

         9. The Executor Instructions are valid, legal and binding obligations of the Individual Guarantor and such Individual Guarantor's Estate and upon the death of any applicable Individual Guarantor, assuming such Executor
Instructions have not been revoked or otherwise modified in any material respect, such Executor Instructions shall be binding on the Estate of such deceased Individual Guarantor and such Estate of such deceased Individual Guarantor shall be required to honor such Executor Instructions in accordance with their terms.

         10. To our knowledge, neither the Borrower nor any of the Guarantors are in default under, or with respect to, any Contractual Obligation in any respect which would be materially adverse to the business, operations, property or financial or other condition of the Borrower or any of the Guarantors or which would materially and adversely affect the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents to which it is a party.

         11. To our knowledge, no Contractual Obligation of any Specified Person and no Requirement of Law materially adversely affects, or to the best of our knowledge after due inquiry may so affect, the business, operations, property or financial or other condition of any such Specified Person.

                                    EXHIBIT C

                                FORM OF GUARANTEE

                                    EXHIBIT D

                          FORM OF ASSIGNMENT OF LEASES

                                    EXHIBIT E

                                FORM OF MORTGAGE

                                  SCHEDULE 3.1



Subsidiaries of the Borrower:

Medis Inc. (direct 100% interest)
CDS Distributor, Inc. (direct 100% interest)
Medis El Ltd. (indirect 100% interest, through Medis Inc.)
More Energy Ltd. (indirect 93% interest, through Medis El Ltd.)
New Devices Engineering A.K.O. Ltd. (indirect 25% interest, through Medis El
  Ltd.)

The Borrower has an option to purchase the remaining 7% of More Energy Ltd., expiring November 9, 2004.

The Borrower has an option to purchase an additional 50% of New Devices Engineering A.K.O. Ltd., expiring June 30, 2001.

                                  SCHEDULE 3.14

The Borrower changed its name on June 30, 1999 from Cell Diagnostics, Inc.

On June 5, 2000, the Borrower consummated the exchange of shares of its common stock for the 36% of the outstanding ordinary shares of Medis El Ltd. not already owned by the Borrower, giving the Borrower a 100% interest in Medis El Ltd.

                                  SCHEDULE 7.13

The Borrower intends to restate its financial statements as of June 30, 2000 and for the six and three month period then ended, primarily to include the value of vested Medis El Ltd. options in the purchase price of Medis El Ltd.'s ordinary shares in the exchange offer consummated on June 5, 2000. The Borrower has estimated that the effect on its financial statements as of June 30, 2000 and for the six and three month period then ended to be an increase in both intangible assets and shareholders' equity of approximately $4,170,000. Additionally, the Borrower intends to restate its financial statements as of June 30, 2000 and for the six and three month period then ended to reflect an increase of approximately $487,000 in the value of warrants issued to a consultant, which resulted in an increase in net loss of a like amount for the six and three month periods ended June 30, 2000.